Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

Note 18

Subsequent Events:

On March 5, 2022, the Company, entered into an ATM Sales Agreement, or the Sales Agreement, with Virtu Americas LLC, or Virtu, as sales agent. Pursuant to the terms of the Sales Agreement, the Company may issue and sell from time to time its common shares, par value CHF 0.02 per share, through Virtu, acting as its sales agent, or directly to Virtu, acting as principal. Pursuant to the Company’s prospectus supplement filed on March 5, 2022, the Company may issue and sell its common shares having an aggregate offering price of up to $3.9 million, or the Shares.

Under the Sales Agreement, Shares will be offered and sold pursuant to the Company's shelf registration statement on Form S-3 (File No. 333-262489), declared effective by the Securities and Exchange Commission, or the SEC on February 11, 2022. In addition, under the Sales Agreement, sales of Shares may be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended.

The Company will pay Virtu a commission rate of up to 3% of the gross proceeds from each sale of Shares and has agreed to provide Virtu with customary indemnification and contribution rights. The Company will also reimburse Virtu for certain specified expenses in connection with entering into the Sales Agreement.

The Company has no obligation to sell any of the Shares under the Sales Agreement and may at any time suspend the offering of its common stock upon notice and subject to other conditions.

The Sales Agreement contains customary representations, warranties and agreements by the Company, other obligations of the parties and termination provisions.

The Company intends to use the net proceeds from the sale of any Shares sold under the Sales Agreement for ongoing clinical and pre-clinical development activities and for general corporate purposes.